Exhibit 10.48

FIRST AMENDMENT TO

MANAGEMENT SERVICES AGREEMENT

This First Amendment to Management Services Agreement (the “First Amendment”) is made and effective as of February 16, 2006 (the “Effective Date”), by and among COASTAL RADIATION ONCOLOGY MEDICAL GROUP, INC., a California professional medical corporation, (“CROMG”) and NEUROSCIENCE GAMMA KNIFE CENTER OF SOUTHERN CALIFORNIA, LLC, a California limited liability company (the “Company”), with reference to the following facts.

RECITALS

A.                                   CROMG and the Company entered into that certain Management Services Agreement effective as of September 1, 2005 (the “Agreement”). A copy of the Agreement is attached this First Amendment as Attachment No. 1.

B.                                     CROMG and the Company desire to amend the Agreement in accordance with the terms and conditions set forth below. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions stated herein, the parties agree as follows:

AGREEMENT

1.                                       Provision of Services and Technical Personnel. The parties acknowledge and agree that, as of the Effective Date, the Services offered by CROMG to the Company will no longer include medical supervision or medical services of any kind. In this regard, CROMG will no longer provide the services of its associated physicians for the purpose of providing physician coverage of the Center or any related medical services.

2.                                       CROMG’s Responsibilities. Section 5(a) of the Agreement shall be deleted in its entirety. As of the Effective Date, CROMG’s responsibilities under the Agreement shall be solely limited to providing administrative, accounting, management and human resource services for the Center.

3.                                       No Other Amendments. The Agreement shall remain in full force and effect except as amended by this First Amendment.

4.                                       Miscellaneous. This First Amendment may be executed in one or more counterparts and delivered by facsimile or other means of electronic transmission, each of which shall be deemed an original, and all of which shall constitute one and the same First Amendment.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the Effective Date.

“CROMG”		“COMPANY”

COASTAL RADIATION ONCOLOGY MEDICAL GROUP INC., a California professional medical corporation		NEUROSCIENCE GAMMA KNIFE CENTER OF SOURTHERN CALIFORNIA, LLC, a California limited liability company

By:	/s/ Jonathan R. Stella	By:	/s/ Paul Miller, M.D.
	Jonathan R. Stella, M.D., President		Paul Miller, M.D., Manager